EXHIBIT 10.2

PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.

Sixth Amendment to the Third Amended and Restated Agreement of Limited

Partnership of Prentiss Properties Acquisition Partners, L.P.

RECITALS

Belport Realty Corporation desires to assign and Belshire Realty Corporation (“Assignee”) desires to acquire 160,000 8.30% Series B Preferred Units of the Partnership.

Pursuant to Article XI of the Third Amended and Restated Agreement of Limited Partnership, dated as of October 1, 2001, as amended by amendments dated December 18, 2001, January 3, 2002, March 19, 2002, July 30, 2002 and July 23, 2003 (as so amended, the “Agreement”), of the Partnership, Prentiss Properties I, Inc. as the sole general partner of the Partnership (the “General Partner”), desires to amend the Agreement to admit Assignee as a Substitute Limited Partner with respect to the Assigned Units; terms being used herein as defined in the Agreement.

NOW, THEREFORE, the General Partner hereby adopts the following amendment to the Agreement.

1. Exhibit A to the Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.

2. Notwithstanding anything to the contrary in Section 4.02 (d) (viii) or elsewhere in the Agreement, none of the 8.30% Series B Preferred Units held by Belshire Realty Corporation may be exchanged for Series B Preferred Shares prior to January 1, 2014.

3. Assignee accepts and agrees to be bound by the terms and provisions of the Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the General Partner, Assignor and the Assignee have executed this Sixth Amendment as of October 8, 2003.

GENERAL PARTNER

PRENTISS PROPERTIES I, INC.

By:	/s/ Michael A. Ernst
Name: Michael A. Ernst
Title: EVP - CFO

ASSIGNEE AND SUBSTITUTE LIMITED PARTNER:

BELSHIRE REALTY CORPORATION

By:	/s/ William R. Cross
Name: William R. Cross
Title: Vice President

ASSIGNOR:

BELPORT REALTY CORPORATION

By:	/s/ William R. Cross
Name: William R. Cross
Title: Vice President

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